EXHIBIT 99.2
UNLOCKING SHAREHOLDER VALUE 2007 Strategic Review Results March 1, 2007 CRESCENT REAL ESTATE EQUITIES COMPANY

FORWARD - LOOKING STATEMENTS The presentation is designed to accompany the press release issued this morning and Crescent's conference call scheduled for today. Certain statements made during the call and in the presentation materials may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release issued this morning and from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. Carter Burgess Plaza Fort Worth, TX Hughes Center Las Vegas, NV

Current environment for asset sales allows us to - Simplify our business model/strategy - become a Pure Play Office REIT Downsize our organization and reduce overhead Dramatically improve our balance sheet and lower our cost of capital Unlock Shareholder Value The Alhambra Miami, FL Greenway Plaza Houston, TX 2007 STRATEGIC REVIEW RESULTS Pure Play Office REIT

ACTIONS TO UNLOCK SHAREHOLDER VALUE Sell resort/hotel assets Sell resort residential developments Opportunistically sell office properties Non-joint-ventured suburban Dallas properties All Austin properties Single assets in Seattle and Phoenix Review and implement strategic alternatives for Canyon Ranch? in collaboration with the Founders Trammell Crow Center Dallas, TX Datran Center Miami, FL Note: the timing and execution of all sales is uncertain Pure Play Office REIT

DELEVERAGE BALANCE SHEET AND LOWER COST OF CAPITAL As asset sales occur - Repay 2007 Bonds and 2009 Bonds ($625M) (7.5% and 9.25%, respectively) Redeem 9.5% Series B Preferred shares ($85M) Repay select mortgage debt Repay bank line of credit One Buckhead Plaza Atlanta, GA One Live Oak Atlanta, GA Pure Play Office REIT

FINANCIAL STRATEGY Align dividend to industry norm pay-out ratios Reduce G&A by approximately $17M (1) or $0.14/sh annually Reduce leverage, giving us substantial capacity for growth Lower cost of capital Greenway Plaza Houston, TX The Citadel Denver, CO Pure Play Office REIT (1) Direct and allocated G&A

RESULTING CRESCENT OFFICE REIT High-quality office assets (22.6M total SF and 14.0M owned SF) In-place rents 15% to 20% below market Replacement cost in excess of $300 psf 63% of Texas office assets will be in joint ventures Expand in higher barrier-to-entry markets (Miami, Las Vegas, Southern California, etc.) BriarLake Plaza Houston, TX Peakview Tower Denver, CO Pure Play Office REIT

AWARD-WINNING OFFICE PLATFORM Demonstrated office expertise - Management Development Value-added acquisitions Institutional relationships Spectrum Center Dallas, TX Johns Manville Plaza Denver, CO Pure Play Office REIT

PORTFOLIO HIGHLIGHTS - DALLAS / FORT WORTH Total Square Feet 5.2M Owned Square Feet 2.4M Leased Occupancy 93% Replacement Cost / SF $335+ Joint Ventured / Total SF 70% JPMorgan Investment Mgmt GE Pension Trust Development land The Crescent (r) Dallas, TX Fountain Place (r) Dallas, TX Pure Play Office REIT

PORTFOLIO HIGHLIGHTS - HOUSTON Total Square Feet 10.9M Owned Square Feet 6.0M Leased Occupancy 93% Replacement Cost / SF $300+ Joint Ventured / Total SF 60% JPMorgan Investment Mgmt GE Pension Trust Development land Houston Center Houston, TX Post Oak Central Houston, TX Pure Play Office REIT

PORTFOLIO HIGHLIGHTS - LAS VEGAS Total Square Feet 1.4M Owned Square Feet 1.4M Leased Occupancy 98% Replacement Cost / SF $350+ JV partners: None Development land Hughes Center Las Vegas, NV Hughes Center Rendering Las Vegas, NV Pure Play Office REIT

LAS VEGAS AERIAL Pure Play Office REIT

PORTFOLIO HIGHLIGHTS - MIAMI Total Square Feet 1.8M Owned Square Feet 1.3M Leased Occupancy 93% Replacement Cost / SF $375+ Joint Ventured / Total SF 43% JPMorgan Investment Mgmt Miami Center Miami, FL The BAC-Colonnade Building Miami, FL Pure Play Office REIT

PORTFOLIO HIGHLIGHTS - OTHER Total Square Feet 3.4M Owned Square Feet 2.9M Leased Occupancy 92% Replacement Cost / SF $315+ Joint Ventured / Total SF 22% Hines Metzler 2211 Michelson Rendering Irvine, CA Dupont Centre Irvine, CA Pure Play Office REIT

Hughes Center
Las Vegas, NV



Houston Center
Houston, TX

CRESCENT OFFICE ASSETS

The Crescent, Dallas
Fountain Place, Dallas
Trammell Crow Center, Dallas
Spectrum Center, Dallas
Carter Burgess Plaza, Fort Worth
Greenway Plaza, Houston
Houston Center, Houston
Fulbright Tower, Houston
Post Oak Central, Houston
BriarLake Plaza, Houston
Five Post Oak Park, Houston
Hughes Center, Las Vegas
Miami Center, Miami
Datran Center, Miami
The BAC-Colonnade Bldg., Miami
The Alhambra, Miami
Peakview Tower, Denver
Johns Manville Plaza, Denver
707 17th Street, Denver
44 Cook, Denver
55 Madison, Denver
Regency Plaza, Denver
The Citadel, Denver
Briargate Office & Research Ctr., Colorado Springs
Dupont Centre, Irvine
2211 Michelson, Irvine
One Buckhead Plaza, Atlanta
One Live Oak, Atlanta

15 *Pure Play Office REIT*

CRESCENT.

THE RESULTING CRESCENT Simplified business model - dedicated to the office business Demonstrated office expertise Management Development Value-added acquisitions Institutional relationships Portfolio with built-in growth Current below market leases Development opportunities Capital for growth Deleveraged balance sheet Dividend policy allowing for capital retention The Citadel Denver, CO 707 17th Street & Johns Manville Plaza Denver, CO Pure Play Office REIT